                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) December 27, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On December 27, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended November 30, 2004, which are attached as Exhibit 20 hereto.

-
Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  January 5, 2005                 By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #78, Series 1998-1
               made available on December 27, 2004

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #78

20.2           Monthly Servicer and Settlement Certificate #53, Series 2000-1
               made available on December 27, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #53

20.3           Monthly Servicer and Settlement Certificate #17, Series 2003-1
               made available on December 27, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #17

20.4           Monthly Servicer and Settlement Certificate #6, Series 2004-1
               made available on December 27, 2004

20.4 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #6

20.5           Dealer Note Master Trust Series Data for the December 27, 2004
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 78
                                                  DEALER NOTE MASTER TRUST
                                                   CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 27, 2004, the Transfer Date of December 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2004 and the Distribution Period ended
December 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                 107,900.49

    3.2 The amount of ITEC Finance Charges for the Due Period                               3,103,274.67

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period     1,161,718,504.44

    3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       364,884,532.09

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      412,673,116.40
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                    983,483.49

    3.8 The average daily Master Trust Seller's Interest during the Due Period            150,320,000.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)             150,320,000.00

   3.10 The aggregate amount of Collections for the Due Period                            377,230,507.06

   3.11 The aggregate amount of Finance Charge Collections for the Due Period               6,175,676.10

   3.12 The aggregate amount of Principal Collections for the Due Period                  371,054,830.96

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                            0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period       1,180,180,731.16

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                   6,170,298.87

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments
            as of the end of the Due Period                                                 6,139,268.84
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.78%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                    16,949,601.95

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Nalley Motor Trucks
         ii)      Prairie Intl
        iii)      Lee Smith Inc.
         iv)      Tx Trk Cntrs of Houston
          v)      Longhorn Bus Sales

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                  0.03%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
        on 7/10/03 for the benefit of the Master Trust Certificateholders.                    100,147.68

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                       1.78%
        d.  The rating of each such Eligible Investment                                         AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                    100,000.00

    4.0 Series 1998-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                               0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                         31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                          2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                             2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                          0.00

    4.6 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                           200,000,000.00

    4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                         0.00

    4.8 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                      1,234,878.62

    4.9 The amount of Series Allocable Principal Collections
        for the Due Period                                                                 74,195,548.86

   4.10 The amount of Series Principal Account Losses
        for the Due Period                                                                          0.00

   4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
        the Due Period                                                                              0.00

   4.12 The amount of Investor Finance Charge Collections
        for the Due Period                                                                  1,041,126.17

   4.13 The amount of Investor Principal Collections for
        the Due Period                                                                     62,554,267.25

   4.14 The amount of Available Certificateholder's Interest
        Collections for the Due Period                                                      1,051,508.56

   4.15 The amount of Series 1998-1 Shared Principal
        Collections for the Due Period                                                              0.00

   4.16 The aggregate amount of the Series 1998-1 Principal
        Shortfall, if any, for the Due Period                                                       0.00

   4.17 The Seller's Percentage for the Due Period                                                15.69%

   4.18 The Excess Seller's Percentage for the Due Period                                          2.62%

   4.19 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                 11,641,281.62

   4.20 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                        198,444.99

   4.21 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                      9,697,358.24

   4.22 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                      1,943,923.38

   4.23 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                          0.00

   4.24 The Minimum Series 1998-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                 37,000,000.00

   4.25 The Series 1998-1 Allocation Percentage for
        the Due Period                                                                            20.00%

   4.26 The Floating Allocation Percentage for the
        Due Period                                                                                84.31%

   4.27 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                         0.00%

   4.28 The total amount to be distributed on the Series
        1998-1 Certificates on the Distribution Date                                          569,015.88

   4.29 The total amount, if any, to be distributed on the Series
        1998-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                            0.00

   4.30 The total amount, if any, to be distributed on
        the Series 1998-1 Certificates on the Distribution
        Date allocable to interest on the Series 1998-1
        Certificates                                                                          403,215.28

   4.31 The Draw Amount as of the Transfer Date                                                     0.00

   4.32 The amount of Investor Charge-Offs as of
        Transfer Date                                                                               0.00

   4.33 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                0.00

   4.34 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                        165,800.61

   4.35 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                  0.00

   4.36 The aggregate amount of funds on deposit in the
         Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                       2,500,000.00

   4.37 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.38 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                          0.00
        b.  Description of each Eligible Investment:                                                  NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                               NA

   4.39 The amount of Excess Interest Collections for the Due Period                          482,492.67

   4.40 The amount of Investor Principal Collections from other Series treated
        as Shared Principal Collections for the Due Period                                          0.00

   4.41 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                        0.00

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                   0.00

   4.43 The percentages and all other information calculated
        pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

   4.44 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                     9,697,358.24

   4.45 The amount of Series 1998-1 Shared Seller's Principal
        Collections for the Due Period                                                              0.00

   4.46 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                            0.00

   4.47 The amount of all Shared Seller's Principal Collections
        allocated to Series 1998-1 for the Due Period                                               0.00

   4.48 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                    0.00

   4.49 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                             0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT 20.1(A)
                                                            Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                NO
                                                                                                                 ----------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
            less than the Required Subordinated Amount?                                                             NO
                                                                                                                 ----------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?                                                       NO
                                                                                                                 ----------
                                          2 Months Past :      3.06%
                                           1 Month Past :      3.29%
                                          Current Month :      3.55%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?                                                                              NO
                                                                                                                 ----------

                      Master Trust Seller's Interest :     $ 150,320,000.00

              Master Trust Minimum Seller's Interest :     $ 150,320,000.00

         (k)Turnover Ratio less than 1.7?                                                                           NO
                                                                                                                 ----------

                                     Turnover Ratio :       4.11

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                    NO
                                                                                                                 ----------

                            Dealer Note Loss Ratio :        0.00%

====================================================================================================================================

                                                              EXHIBIT 20.2

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 53
                                                      DEALER NOTE MASTER TRUST
                                                             DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                            SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 27, 2004, the Transfer Date of December 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2004 and the Distribution Period ended
December 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                            107,900.49

   3.2 The amount of ITEC Finance Charges for the Due Period                          3,103,274.67

   3.3 The average daily balance of Dealer Notes outstanding during the
       Due Period                                                                 1,161,718,504.44

   3.4 The total amount of Advance Reimbursements for the Due Period                          0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due
       Period                                                                       364,884,532.09

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master
       Trust during the Due Period                                                  412,673,116.40

   3.7 The amount of the Servicing Fee for the Due Period                               983,483.49

   3.8 The average daily Master Trust Seller's Interest during the Due Period       150,320,000.00

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
       Supplement)                                                                  150,320,000.00

  3.10 The aggregate amount of Collections for the Due Period                       377,230,507.06

  3.11 The aggregate amount of Finance Charge Collections for the Due Period          6,175,676.10

  3.12 The aggregate amount of Principal Collections for the Due Period             371,054,830.96

  3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                       0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period  1,180,180,731.16

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                              6,170,298.87

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments as of       6,139,268.84
           the end of the Due Period
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                  1.78%
       d.  The rating of each such Eligible Investment                                    AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                               16,949,601.95

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)      Nalley Motor Trucks
        ii)      Prairie Intl
       iii)      Lee Smith Inc.
        iv)      Tx Trk Cntrs of Houston
         v)      Longhorn Bus Sales

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days) as a percentage of the total principal amount outstanding, as of
       the end of the Due Period                                                             0.03%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                               53,763,908.33

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established
       on 7/10/03 for the benefit of the Master Trust Certificateholders.               100,147.68

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments               100,000.00
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                  1.78%
       d.  The rating of each such Eligible Investment                                    AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
       Distribution Date)                                                               100,000.00

   4.0 Series 2000-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                          0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                    19,080,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                    19,080,000.00

   4.3 The Projected Spread for the following Distribution Period                     2,650,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                        2,650,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                                     0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                      212,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
        for the Due Period                                                                    0.00

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                 1,235,306.29

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                            74,221,244.41

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                                     0.00

  4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
       the Due Period                                                                         0.00

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                             1,103,622.64

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                                66,309,259.76

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                                 1,114,212.59

  4.15 The amount of Series 2000-1 Shared Principal
       Collections for the Due Period                                                         0.00

  4.16 The aggregate amount of the Series 2000-1 Principal
       Shortfall, if any, for the Due Period                                                  0.00

  4.17 The Seller's Percentage for the Due Period                                           10.66%

  4.18 The Excess Seller's Percentage for the Due Period                                     2.62%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                             7,911,984.65

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                   136,377.81

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                 5,967,388.05

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                 1,944,596.60

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                                     0.00

  4.24 The Minimum Series 2000-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                            25,440,000.00

  4.25 The Series 2000-1 Allocation Percentage for
       the Due Period                                                                       20.00%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                           89.34%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                    0.00%

  4.28 The total amount to be distributed on the Series
       2000-1 Certificates on the Distribution Date                                     622,691.44

  4.29 The total amount, if any, to be distributed on the Series
       2000-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                       0.00

  4.30 The total amount, if any, to be distributed on
       the Series 2000-1 Certificates on the Distribution
       Date allocable to interest on the Series 2000-1
       Certificates                                                                     446,938.19

  4.31 The Draw Amount as of the Transfer Date                                                0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                          0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                           0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                   175,753.25

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                             0.00

  4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                  2,650,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments                     0.00
       b.  Description of each Eligible Investment:                                             NA
       c.  The rate of interest applicable to each such Eligible Investment                _______%
       d.  The rating of each such Eligible Investment                                          NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                     0.00
       b.  Description of each Eligible Investment:                                             NA
       c.  The rate of interest applicable to each such Eligible Investment                _______%
       d.  The rating of each such Eligible Investment                                          NA

  4.39 The amount of Excess Interest Collections for the Due Period                     491,521.14

  4.40 The amount of Investor Principal Collections from other Series treated
       as Shared Principal Collections for the Due Period                                     0.00

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                   0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                              0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                                  See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                5,967,388.05

  4.45 The amount of Series 2000-1 Shared Seller's Principal
       Collections for the Due Period                                                         0.00

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                                       0.00

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 2000-1 for the Due Period                                          0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                               0.00

   5.0 Class A Certificate Information.

   5.1 The Class A Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                      200,000,000.00

   5.2 The total amount to be distributed on the Class A Certificates
       on the Distribution Date - includes Investor Servicing Fee plus                  584,520.23
       the Investor Interest Payment

   5.3 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to the
       Class A Invested Amount                                                                0.00

   5.4 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to interest
       on the Class A Certificates                                                      418,715.28

   5.5 The amount of Class A Certificateholder Charge-Offs
       as of the Transfer Date                                                                0.00

   5.6 The amount of reimbursement of Class A Certificateholder
       Charge-Offs as of the Transfer Date                                                    0.00

   6.0 Class B Certificate Information.

   6.1 The Class B Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                       12,000,000.00

   6.2 The total amount to be distributed on the Class B Certificates on the Distribution Date - includes Investor Servicing Fee plus
       the Investor Interest Payment                                                     38,171.21

   6.3 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to the
       Class B Invested Amount                                                                0.00

   6.4 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to interest
       on the Class B Certificates                                                       28,222.92

   6.5 The amount of Class B Certificateholder Charge-Offs
       as of the Transfer Date                                                                0.00

   6.6 The amount of reimbursement of Class B Certificateholder
       Charge-Offs as of the Transfer Date                                                    0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                    EXHIBIT 20.2(A)
                                                    Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                 NO
                                                                                                                     ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                              NO
                                                                                                                     ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                        NO
                                                                                                                     ----------
                                             2 Months Past :      3.06%
                                             1 Month Past :       3.29%
                                             Current Month :      3.55%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                               NO
                                                                                                                     ----------

                         Master Trust Seller's Interest :     $ 150,320,000.00

                 Master Trust Minimum Seller's Interest :     $ 150,320,000.00

            (k)Turnover Ratio less than 1.7?                                                                            NO
                                                                                                                     ----------

                                         Turnover Ratio :      4.11

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                     NO
                                                                                                                     ----------

                                 Dealer Note Loss Ratio :      0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                  NO
                                                                                                                     ----------
               Balance of all Dealer Notes?

                            Used Financed Vehicle Ratio :      4.57%

====================================================================================================================================

                                                      EXHIBIT 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 17
                                               DEALER NOTE MASTER TRUST
                                                       DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                    SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of December 27, 2004, the Transfer Date of December 24, 2004 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2004 and the Distribution Period ended
December 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                          107,900.49

      3.2 The amount of ITEC Finance Charges for the Due Period                        3,103,274.67

      3.3 The average daily balance of Dealer Notes outstanding during the Due
          Period                                                                   1,161,718,504.44

      3.4 The total amount of Advance Reimbursements for the Due Period                        0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due
          Period                                                                     364,884,532.09

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master
          Trust during the Due Period                                                412,673,116.40

      3.7 The amount of the Servicing Fee for the Due Period                             983,483.49

      3.8 The average daily Master Trust Seller's Interest during the Due Period     150,320,000.00

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
          Supplement)                                                                150,320,000.00

     3.10 The aggregate amount of Collections for the Due Period                     377,230,507.06

     3.11 The aggregate amount of Finance Charge Collections for the Due Period        6,175,676.10

     3.12 The aggregate amount of Principal Collections for the Due Period           371,054,830.96

     3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                     0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due
          Period                                                                   1,180,180,731.16

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                            6,170,298.87

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments as
              of the end of the Due Period                                             6,139,268.84
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                1.78%
          d.  The rating of each such Eligible Investment                                  AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                             16,949,601.95

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)      Nalley Motor Trucks
           ii)      Prairie Intl
          iii)      Lee Smith Inc.
           iv)      Tx Trk Cntrs of Houston
            v)      Longhorn Bus Sales

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding,
          as of the end of the Due Period                                                      0.03%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                             53,763,908.33

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
          established on 7/10/03 for the benefit of the Master Trust
          Certificateholders.                                                            100,147.68

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments             100,000.00
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                1.78%
          d.  The rating of each such Eligible Investment                                  AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                        100,000.00

      4.0 Series 2003-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                        0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                  19,080,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                  19,080,000.00

      4.3 The Projected Spread for the following Distribution Period                   2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                      2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                   0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                    212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
           for the Due Period                                                                  0.00

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                               1,235,306.29

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                          74,221,244.41

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                   0.00

     4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
          the Due Period                                                                       0.00

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                           1,103,622.64

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                              66,309,259.76

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                               1,114,210.65

     4.15 The amount of Series 2003-1 Shared Principal
          Collections for the Due Period                                                       0.00

     4.16 The aggregate amount of the Series 2003-1 Principal
          Shortfall, if any, for the Due Period                                                0.00

     4.17 The Seller's Percentage for the Due Period                                         10.66%

     4.18 The Excess Seller's Percentage for the Due Period                                   2.62%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                           7,911,984.65

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                 136,377.81

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                               5,967,388.05

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                               1,944,596.60

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                   0.00

     4.24 The Minimum Series 2003-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                          25,440,000.00

     4.25 The Series 2003-1 Allocation Percentage for
          the Due Period                                                                     20.00%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                         89.34%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                  0.00%

     4.28 The total amount to be distributed on the Series
          2003-1 Certificates on the Distribution Date                                   638,019.22

     4.29 The total amount, if any, to be distributed on the Series
          2003-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                     0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2003-1 Certificates on the Distribution
          Date allocable to interest on the Series 2003-1
          Certificates                                                                   462,265.97

     4.31 The Draw Amount as of the Transfer Date                                              0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                        0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                         0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                 175,753.25

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                           0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                   0.00
          b.  Description of each Eligible Investment:                                           NA
          c.  The rate of interest applicable to each such Eligible Investment              _______%
          d.  The rating of each such Eligible Investment                                        NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                   0.00
          b.  Description of each Eligible Investment:                                           NA
          c.  The rate of interest applicable to each such Eligible Investment              _______%
          d.  The rating of each such Eligible Investment                                        NA

     4.39 The amount of Excess Interest Collections for the Due Period                   476,191.42

     4.40 The amount of Investor Principal Collections from other Series treated
          as Shared Principal Collections for the Due Period                                   0.00

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                 0.00

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                            0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                              5,967,388.05

     4.45 The amount of Series 2003-1 Shared Seller's Principal
          Collections for the Due Period                                                       0.00

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                     0.00

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2003-1 for the Due Period                                        0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                             0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                    200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                593,131.34
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                              0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                    427,326.39

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                              0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                  0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                     12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                 44,887.88
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                              0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                     34,939.58

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                              0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                  0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT 20.3(A)
                                                            Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.06%
                                             1 Month Past :       3.29%
                                             Current Month :      3.55%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                         Master Trust Seller's Interest :     $ 150,320,000.00

                 Master Trust Minimum Seller's Interest :     $ 150,320,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                                         Turnover Ratio :     4.11

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                                Dealer Note Loss Ratio :      0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
                                                                                                                         ----------
               Balance of all Dealer Notes?

                          Used Financed Vehicle Ratio :      4.57%

====================================================================================================================================

                                                            EXHIBIT 20.4

                                            MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 6
                                                       DEALER NOTE MASTER TRUST
                                                             DEALER NOTE
                                                      ASSET BACKED CERTIFICATES,
                                                            SERIES 2004-1

Under the  Series 2004-1  Supplement  dated as of June 10, 2004 (the "Supplement") by  and among  Navistar  Financial  Corporation,
("NFC"), Navistar  Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated  as of June 8, 1995 (as  amended  and supplemented,  the  "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be  prepared with  respect to the Distribution
Date of December 27, 2004, the Transfer Date of December 24, 2004 and with respect to the performance of the Master Trust during the
Due  Period  ended on  November 30, 2004 and the  Distribution  Period  ended  December 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented  based on the  aggregate  amounts for the Master Trust as a  hole.  Capitalized  terms  used but  not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                          107,900.49

    3.2 The amount of ITEC Finance Charges for the Due Period                        3,103,274.67

    3.3 The average daily balance of Dealer Notes outstanding during the Due
        Period                                                                   1,161,718,504.44

    3.4 The total amount of Advance Reimbursements for the Due Period                        0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due
        Period                                                                     364,884,532.09

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master     412,673,116.40
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                             983,483.49

    3.8 The average daily Master Trust Seller's Interest during the Due
        Period                                                                     150,320,000.00

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
        Supplement)                                                                150,320,000.00

   3.10 The aggregate amount of Collections for the Due Period                     377,230,507.06

   3.11 The aggregate amount of Finance Charge Collections for the Due Period        6,175,676.10

   3.12 The aggregate amount of Principal Collections for the Due Period           371,054,830.96

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                     0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due
        Period                                                                   1,180,180,731.16

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                            6,170,298.87

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as        6,139,268.84
            of end of the Due Period
        b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                1.78%
        d.  The rating of each such Eligible Investment                                  AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                             16,949,601.95

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)     Nalley Motor Trucks
         ii)     Prairie Intl
        iii)     Lee Smith Inc.
         iv)     Tx Trk Cntrs of Houston
          v)     Longhorn Bus Sales

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Period                                                                0.03%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                              53,763,908.33

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving
        effect to the transactions set forth in Article IV of the Supplement)           100,147.68

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments              100,000.00
        b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                 1.78%
        d.  The rating of each such Eligible Investment                                   AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                              100,000.00

    4.0 Series 2004-1 Information.

    4.1 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                     212,000,000.00

    4.2 The Adjusted Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                     231,080,000.00

    4.3 The amount of Seller's Invested Amount
         for the Due Period                                                        $150,320,000.00

    4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                   0.00

    4.5 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                1,235,306.29

    4.6 The amount of Series Allocable Principal Collections
        for the Due Period                                                           74,221,244.41

    4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
        the Due Period                                                                        0.00

    4.8 The amount of Noteholder Available Interest Amounts
        for the Due Period                                                            1,103,622.64

    4.9 The amount of Noteholder Available Principal Amounts for
        the Due Period                                                               66,308,942.08

   4.10 The aggregate amount of the Principal
        Shortfall, if any, for the Due Period                                                 0.00

   4.11 The aggregate amount of Seller Interest Amounts
        for the Due Period                                                              131,683.65

   4.12 The aggregate amount of Seller's Principal Amounts
        for the Due Period                                                            7,911,984.65

   4.13 The Reassignment Amount as of the Transfer Date                             212,000,000.00

   4.14 The Minimum Series Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                           25,440,000.00

   4.15 The Minimum Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                    0.00

   4.16 The Minimum Series Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                           25,440,000.00

   4.17 The Series Allocation Percentage with respect to Series 2004-1 for
        the Due Period                                                                      20.00%

   4.18 The Noteholder Floating Allocation Percentage for the
        Due Period                                                                          89.34%

   4.19 The Noteholder Principal Allocation Percentage, if applicable,
        for the Due Period                                                                  89.34%

   4.20 The total amount to be distributed on the Series
        2004-1 Certificates on the Distribution Date                                    616,870.33

   4.21 The total amount, if any, to be distributed on the Series
        2004-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                      0.00

   4.22 The total amount, if any, to be distributed on
        the Series 2004-1 Certificates on the Distribution
        Date allocable to interest on the Series 2004-1
        Certificates                                                                    441,117.08

   4.23 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                  175,753.25

   4.24 The amount of Investment Income with respect to the Series 2004-1
        Certificate for the Due Period                                                   10,861.73

   4.25 The amount of Excess Interest Collections for the Due Period                    497,614.03

   4.26 The amount of Excess Interest Collections for the Due Period allocated to
        other Series                                                                          0.00

   4.27 The amount of Noteholder Available Principal Amounts treated as Shared Principal Collections and allocated to other Series for the Due
        Period                                                                                0.00

   4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
        for the Due Period                                                                    0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                 NOTE STATEMENT
                              MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 6
                             NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                            SERIES 2004-1 NOTES

Under the Series 2004-1  Indenture  Supplement  dated  as of June 10, 2004 (the "Indenture  Supplement") by and
among the Navistar Financial Dealer Note Master Owner Trust (the "Master  Owner  Trust") and The  Bank  of  New
York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the  Master Owner  Trust  during  the  previous  month.  The  information which is  required to be prepared  with  respect  to  the  Payment  Date of December 27, 2004,  the  Transfer  Date  of  December 24, 2004
and with  respect to  the  performance   of  the  Master  Owner  Trust  during the  Due  Period  ended on
November 30, 2004  and  the   Distribution  Period  ended  on  December 25, 2004 is  set  forth  below.
Certain of the  information is  presented on the  basis of an  original  principal  amount of $1,000  per  Note.
Certain other information is presented based on the aggregate amounts for the  Master  Owner  Trust  as a whole.
Capitalized terms used but not otherwise defined herein shall  have the  meanings  assigned to such terms in the
Indenture Supplement.

     5 Series 2004-1 Notes Information

   5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
       2004-1 Indenture Supplement and to payments made on the Payment Date).           212,000,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
       Liquidation Amount, if any, as of the Transfer Date                                        0.00

   5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
       Indenture Supplement and to payments made on the Payment Date).                  231,080,000.00

   5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
       2004-1 Indenture Supplement and to payments made on the Payment Date).            19,080,000.00

       Series 2004-1 Target Overcollateralization Amount, if any, as of the
       Transfer Date                                                                     19,080,000.00

       Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
       Overcollateralization Amount Deficiency, if any, as of the Transfer Date                   0.00

   5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period               0.00

   5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                        1,103,622.64

   5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                      66,308,942.08

   5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the
       Due Period                                                                                 0.00

   5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period            1,114,484.37

   5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period          66,308,942.08

  5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                0.00

  5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period            25,440,000.00

  5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                 0.00

  5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
       for the Due Period                                                                         0.00

  5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
       Transfer Date                                                                    212,000,000.00

  5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date            25,440,000.00

  5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                   0.00

  5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                        0.00

  5.18 Series Variable Allocation Percentage for the Due Period                                100.00%

  5.19 Series Fixed Allocation Percentage for the Due Period                                   100.00%

  5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date        637,841.11

  5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the
       Payment Date allocable to the Outstanding Principal Amount                                 0.00

  5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date
       allocable to interest on the Series 2004-1 Notes                                     441,117.08

  5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                           196,724.03

5.24.1 Series 2004-1 Investment Income                                                        6,986.15

5.24.2 Series 2004-1 Principal Funding Account investment income                                  0.00

5.24.3 Series 2004-1 Negative Carry Account investment income                                     0.00

5.24.4 Series 2004-1 Interest Funding Account investment income                                   0.00

5.24.5 Series 2004-1 Spread Account investment income                                         3,875.58

  5.25 Series Excess Available Interest Amounts for the Due Period                          476,643.25

  5.26 Excess Available Interest Amounts for the Due Period allocated to other
       Series of Notes                                                                            0.00

  5.27 Excess Available Interest Amounts for the Due Period allocated to Series                   0.00
       of Investor Certificates

  5.28 Excess Available Principal Collections allocated from other series of
       Notes to Series 2004-1 for the Due Period                                                  0.00

  5.29 Amount of Shared Principal Collections allocated to Series 2004-1
       Collateral Cerificate for the Due Period                                                   0.00

  5.30 Amount of Excess Available Principal Collections allocated to other
       Series of Notes for the Due Period                                                         0.00

  5.31 Cash Collateral Percentage as of the Transfer Date                                        0.52%

  5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                             0.00

  5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                        0.00

  5.34 Certain amounts and calculations referenced in the definition of Early
       Redemption Event.                                                                See Exhibit "A"

     6 Account Information

   6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
       to all withdrawals and deposits made on such Payment Date                          2,650,000.00

       Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
       after giving effect to all withdrawals and deposits made on such Payment           2,650,000.00

   6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                    0.00

   6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                    0.00

       Series 2004-1 Required Negative Carry Account Balance, if any, as of the
       Payment Date after giving effect to all withdrawals and deposits made on such
       Payment Date                                                                               0.00

   6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
       giving effect to all withdrawals and deposits made on such Payment Date                    0.00

     7 Class A Notes Information

   7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                             200,000,000.00

   7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                             200,000,000.00

   7.3 Total amount to be distributed on the Class A Notes on the Payment Date              410,104.17

   7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment
       Date allocable to the Class A Outstanding Principal Amount                                 0.00

   7.5 Total amount to be distributed on the Class A Notes on the Payment Date
       allocable interest on the Class A Notes                                              410,104.17

   7.6 Class A Monthly Interest for the Interest Period                                     410,104.17

     8 Class B Notes Information

   8.1 Class B Outstanding Principal Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                              12,000,000.00

   8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
       effect to the transactions made on such Payment Date                              12,000,000.00

   8.3 Total amount to be distributed on the Class B Notes on the Payment Date               31,012.92

   8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
       Date allocable to the Class B Outstanding Principal Amount                                 0.00

   8.5 Total amount to be distributed on the Class B Notes on the Payment Date
       allocable interest on the Class B Notes                                               31,012.92

   8.6 Class B Monthly Interest for the Interest Period                                      31,012.92

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                                      EXHIBIT 20.4(A)
                                    Series 2004-1 Notes

5.34  The percentages and all other information calculated pursuant to the
      Definition at Early Redemption Events as specified in Section 1.01 of
      The Series 2004-1 Indenture Supplement

           "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)   failure on the part of the Seller (i) to make any payment, distribution or deposit required under the Pooling and Servicing Agreement or the Series
          Supplement within five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
          of the Seller, which failure has a material adverse effect on the Series 2004-1        __No__
          Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Seller by the
          Indenture Trustee or to the Seller and the Indenture Trustee by any Holder
          of the Series 2004-1 Notes;

(B)   any representation or warranty made by the Seller pursuant to the Pooling and Servicing Agreement or any information contained in the schedule of
          Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect
          for a period of 60 days after written notice of such incorrectness shall                __No__
          have been given to the Seller by the Indenture Trustee or to the Seller and
          the Indenture Trustee by any Holder of the Series 2004-1 Notes and as a
          result of which the interests of the Series 2004-1 Noteholders are materially and adversely affected, provided, however, that an Early Redemption
          Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the Pooling and Servicing
          Agreement;

(C)   any of the Seller, ITEC, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the
          Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the Seller, ITEC, NIC or NFC shall appoint, or consent to
          the appointment of a custodian, receiver, liquidator, trustee, assignee,                __No__
          sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)   any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Seller, ITEC, NIC or NFC under any other similar applicable federal law, and such decree or order
          shall have continued undischarged or unstayed for a period of 120 days;                 __No__
          or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the
          Seller, ITEC, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)   the Seller shall become legally unable for any reason to transfer Dealer Notes
          to the Master Trust in accordance with the provisions of the Pooling and                __No__
          Servicing Agreement;

(F)   on any Transfer Date, after giving effect to allocations to be made on that
          Transfer Date (including payments to be made on the related Payment Date), the Series 2004-1 Target Overcollateralization Amount exceeds the
          Series 2004-1 Overcollateralization Amount by more than the
          Series 2004-1 Overcollateralization Amount Shortfall Trigger; provided,
          however, that if such shortfall was caused by an Excess Cash Collateral                __No__
          Event, the Seller shall have a six month period during which an Early
          Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding
          Account in respect of the Series 2004-1 Notes;

(G)   any Servicer Termination Event shall occur (i) which would have a material
          adverse effect on the Series 2004-1 Noteholders and (ii) for which the                  __No__
          Servicer has received a notice of termination;

(H)   on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
          Dealer Notes held by the Master Trust on that last day;
          Aggregate Principal Dealer Note Balance which was advanced against
          Financed Vehicles which are Used Vehicles exceeds 25% of the
          Aggregate Principal Balance of all Dealer Notes?                                        __No__

            Used Financed Vehicle Ratio:  4.57%

(I)   on any Determination Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due
          Periods ("Turnover") is less than 1.7;
          Turnover Ratio less than 1.7?
                                                                                                  __No__
                        Turnover Ratio:   4.11

(J)   the Series 2004-1 Outstanding Principal Amount is not repaid by the
          Expected Principal Payment Date;                                                        __No__

(K)   the Issuer becomes an "investment company" within the meaning of the
          Investment Company Act of 1940, as amended, and is not exempt from                      __No__
          compliance with that Act;

(L)   the occurrence of an Event of Default under the Indenture;                                  __No__

(M)   the delivery by the Seller to the Master Trust Trustee of a notice stating
          that the Seller shall no longer continue to sell Dealer Notes to the Master             __No__
          Trust commencing on the date specified in such notice;

(N)   the Average Coverage Differential shall be equal to or less than negative two percent (-2%) on each of three consecutive Determination Dates;
          Average Coverage Differential shall be equal to or less than negative
          Two percent (-2.00%) on each of three consecutive Determination                         __No__
          Dates?

                  2 Months Past:         3.06%
                   1 Month Past:         3.29%
                  Current Month:         3.55%

(O)   on any Determination Date, the quotient of (i) the sum of Dealer Note
          Losses for each of the related Due Period and the five immediately preceding
          Due Periods and (ii) the sum of Principal Collections for each of the related
          Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1%);
          Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

          Dealer Note Loss Ratio: 0.00%                                                          __No__

(P)   at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the Master Trust or deposit cash into the Excess Funding Account, the Series 2004-1 Principal Funding
          Account or any other principal funding account with respect to any other series in the amount of such deficiency within ten Business Days following
          the end of such Due Period; provided, however, that if such deficiency was             __No__
          caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series 2004-1 Nominal
          Liquidation Amount after subtracting the amount on deposit in the Series
          2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; and

(Q)   failure on the part of ITEC to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the
          date occurring five Business Days after the date such deposit is required              __No__
          by the Interest Deposit Agreement to be made

            In the case of any event described in clauses (A), (B) or (G) above, an Early
      Redemption Event with respect to Series 2004-1 Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee or Series 2004-1 Noteholders holding
      Series 2004-1 Notes evidencing more than 50% of the Series 2004-1 Outstanding
      Principal Amount by written notice to the Seller, the Servicer, the Master Trust
      Trustee and, if given by Series 2004-1 Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice.
      In the case of any Early Redemption Event that is also an Early Amortization
      Event as described in the Series Supplement or any event other than clauses (A),
      (B) or (G) described above, an Early Redemption Event with respect to the
      Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1 Noteholders
      immediately upon the occurrence of that event.

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                                                                EXHIBIT 20.5

                                                 Navistar Financial Dealer Note Master Trust
                                                                  Series Data
                                                 for the December 27, 2004 Distribution Date

                                                                   Series
                                               1998-1         2000-1        2003-1         2004-1       2000-VFC        Total

 1. Aggregate amount of Collections       75,430,427.48  75,456,550.70 75,456,550.70   75,456,550.70  75,430,257.73   377,230,337.31
    Aggregate amt of Interest Collections  1,234,878.62   1,235,306.29  1,235,306.29    1,235,306.29   1,234,875.84     6,175,673.32
    Aggregate amt of Principal Collections74,195,548.86  74,221,244.41 74,221,244.41   74,221,244.41  74,195,381.89   371,054,663.99
    Allocation From/(To) Other Series              0.00           0.00          0.00            0.00           0.00             0.00

 2. Series Allocation Percentage             19.9958450%    20.0027700%   20.0027700%     20.0027700%    19.9958000%       100.0000%
    Floating Allocation Percentage                84.31%         89.34%        89.34%          89.34%         84.31%        N/A
    Principal Allocation Percentage *              0.00%          0.00%         0.00%          89.34%          0.00%        N/A

 3. Total amount Distributed                 403,215.28     446,938.19    462,265.97      441,117.08     336,897.91     2,090,434.44

 4. Total amt of such distribution allocable
    to the Invested Amount of Series               0.00           0.00          0.00            0.00           0.00             0.00

 5. Total amt of such distribution allocable
    to interest on the Series Certificates   403,215.28     446,938.19    462,265.97      441,117.08     336,897.91     2,090,434.44

 6. Gross Dealer Note Losses                       0.00           0.00          0.00            0.00           0.00             0.00

 7. Recoveries on Dealer Note Losses               0.00           0.00          0.00            0.00           0.00             0.00

 8. Amount of Series allocable Dealer Note
         Losses/(Recoveries                        0.00           0.00          0.00            0.00           0.00             0.00
    -Investor portion of Dealer Note
         Losses / (Recoveries)                     0.00           0.00          0.00            0.00           0.00             0.00
    -Seller portion of Dealer Note
         Losses / (Recoveries)                     0.00           0.00          0.00            0.00           0.00             0.00

 9. Draw Amount                                    0.00           0.00          0.00            0.00           0.00             0.00

10. Investor Charge Offs                           0.00           0.00          0.00            0.00           0.00             0.00

11. Reimbursement of Investor Charge Offs          0.00           0.00          0.00            0.00           0.00             0.00

12. Monthly Servicing Fee
     -Series Allocation-Servicing Fee        196,655.92     196,724.03    196,724.03      196,724.03     196,655.48       983,483.49
     -Investor Servicing Fee                 165,800.61     175,753.25    175,753.25      175,753.25     165,800.24       858,860.59
     -Seller Servicing Fee                    30,855.31      20,970.78     20,970.78       20,970.78      30,855.24       124,622.90

13. Controlled Amortization Amount                 0.00           0.00          0.00            0.00           0.00             0.00

14. Invested Amount prior to
        Distribution Date                200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 200,000,000.00 1,036,000,000.00
    Invested Amount after
        Distribution Date                200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 200,000,000.00 1,036,000,000.00

15. Invested Amount                      200,000,000.00 212,000,000.00 212,000,000.00 212,000,000.00 200,000,000.00 1,036,000,000.00
    Available Subordinated Amount/
        Overcollateralization Amount      31,000,000.00  19,080,000.00  19,080,000.00  19,080,000.00  31,000,000.00   119,240,000.00
    Negative Carry Subordinated Amount               NA             NA             NA             NA             NA             0.00
    Other                                             0              0              0              0             0              0.00
    Adjusted Invested Amount             231,000,000.00 231,080,000.00 231,080,000.00 231,080,000.00 231,000,000.00 1,155,240,000.00

    Required Excess Seller's Interest **   6,000,000.00   6,360,000.00   6,360,000.00   6,360,000.00   6,000,000.00    31,080,000.00

16. Beginning Spread Account Balance       2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00   2,500,000.00    12,950,000.00
       Withdrawals from Spread Acct
            (-) Interest                      (3,398.66)     (3,603.80)     (3,601.86)     (3,875.58)     (3,398.97)      (17,878.87)
       Deposits to Spread Account
            (+) Interest                       3,398.66       3,603.80       3,601.86       3,875.58       3,398.97        17,878.87
    Spread Account balance as of the
        close of business on the
              Distribution date            2,500,000.00   2,650,000.00   2,650,000.00   2,650,000.00   2,500,000.00    12,950,000.00

17. Series Principal Account Balance
          as of the end of Due Period              0.00           0.00           0.00           0.00           0.00             0.00

18. Delinquency on Serviced Portfolio
                                  30 - 59 Days                                                                                 0.01%
                                  60 - 89 Days                                                                                 0.01%
                                     90+  Days                                                                                 0.01%

19. Master Trust Receivables Balance                                                                               $1,180,180,731.16

*  Series 2004-1 Collateral Certificate Principal Allocation Percentage
** Series 2004-1: Part of Required Excess Seller's Invested Amount

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